Exhibit 10(m)



                             AMENDMENT NO. 1 TO THE
                      BERGEN BRUNSWIG AMENDED AND RESTATED
                            CAPITAL ACCUMULATION PLAN


      THIS  AMENDMENT  No. 1 dated June 20, 1996,  hereby amends the Amended and

Restated Bergen  Brunswig  Capital  Accumulation  Plan dated as of March 3, 1996

(the "Plan") to correct a scrivener's error in Section 3.3.

      Section 3.3 of the Plan is hereby deleted and replaced with the following:

      "3.3  FUTURE PARTICIPANTS.

            Effective October 7, 1997, the Plan, including each of its component plans but  excluding  the Outside  Director  Plan, is hereby frozen to new participants.  Hence,  on and after  that  date,  except  for the  Outside

      Director  Plan,  no one shall become a member of the Plan, or if already a member of one of its component plans,  become a member of any of its other component plans."

Except as set forth herein the plan shall remain unchanged.

Executed at Orange, California, this 20th day of June, 1996.




                                        BERGEN BRUNSWIG CORPORATION




                                        BY: /S/ MILAN A. SAWDEI
                                            ---------------------------------
                                                Milan A. Sawdei
                                                Executive Vice President, Chief
                                                Legal Officer & Secretary